                                                                   Exhibit 99.14

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [13], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

(GRAPHIC CHARACTER)                                    Pool Data
                                                       Deal Ticker: OWNIT 2006-5

                                  POOL SUMMARY

Total Issue Balance (USD)
Original Mortgage Pool Balance (USD)   471,595,821
Current Mortgage Pool Balance (USD)    471,339,413
Total Number of Loans                        2,839
Average Loan Balance (USD)                 166,023
1st lien (%age)                              100.0%
2nd lien (%age)                                0.0%
WA FICO                                        642
   - Minimum FICO                              525
   - Maximum FICO                              817
WA LTV                                        79.1%
   - Minimum LTV                              18.5%
   - Maximum LTV                             100.0%
WA DTI                                        45.2%
   - Minimum DTI                               2.4%
   - Maximum DTI                              58.4%
WA Age (Months)                                  2
WA Remaining Term (Months)                     358
Aquired Loans                                  0.0%
North California (% of Pool)                  14.3%
South California (% of Pool)                  14.3%

                                NORTH CALIFORNIA

% of State                              49.49
WA FICO                                   671
   - Minimum FICO                         541
   - Maximum FICO                         801
WA LTV                                     76
   - Minimum LTV                        23.51
   - Maximum LTV                           90
Highest Zip-Code Density (% of State)    1.47
Zip-Code with Highest Density           95111

                                SOUTH CALIFORNIA

% of State                              50.51
WA FICO                                   701
Minimum FICO                              664
Maximum FICO                              797
WA LTV                                  76.33
Minimum LTV                                38
Maximum LTV                               100
Highest Zip-Code Density (% of State)    1.37
Zip-Code with Highest Density           93550

     CLASSIFICATION          TOTAL             CHECK
     --------------       -----------   ------------------
Mortgage Type             471,399,413   (KEYBOARD GRAPHIC)
Loan-to-Value             471,399,413   (KEYBOARD GRAPHIC)
FICO                      471,399,413   (KEYBOARD GRAPHIC)
Purpose                   471,399,413   (KEYBOARD GRAPHIC)
Occupancy                 471,399,413   (KEYBOARD GRAPHIC)
Loan Balance              471,399,413   (KEYBOARD GRAPHIC)
Property Type             471,399,413   (KEYBOARD GRAPHIC)
Documentation Type        471,399,413   (KEYBOARD GRAPHIC)
Fixed Period              471,399,413   (KEYBOARD GRAPHIC)
Debt-to-Income Ratio      471,399,413   (KEYBOARD GRAPHIC)
Geographic Distribution   471,399,413   (KEYBOARD GRAPHIC)

                                 PER ANNUM FEES

Servicer Fees   0.5
Cost of Carry

         MORTGAGE TYPE           WA LTV   WA FICO     BALANCE
         -------------           ------   -------   -----------
Classic 30yr FRM                     84%      612    48,833,547
Classic 15yr FRM                     68%      606       769,979
Classic ARM
Classic 15/30 Balloon                78%      644   349,305,124
Classic 5/1 Hybrid                   81%      629    48,101,435
Classic 5/1 IO Hybrid                78%      688    24,389,329
5/1 Hybrid w/3 year IO feature

     LTV       WA LTV   WA FICO     BALANCE
     ---       ------   -------   -----------
0.01-20.00         19%      566       104,177
20.01-25.00        23%      613       197,349
25.01-30.00        27%      555       158,917
30.01-35.00        32%      562       269,544
35.01-40.00        38%      561       849,467
40.01-45.00        43%      613     1,110,990
45.01-50.00        48%      603     1,780,137
50.01-55.00        52%      570     1,436,470
55.01-60.00        58%      593     1,859,711
60.01-65.00        63%      602     2,762,555
65.01-70.00        69%      609     6,128,346
70.01-75.00        75%      651   191,673,049
75.01-80.00        80%      651   191,754,216
80.01-85.00        85%      586    10,272,587
85.01-90.00        90%      598    26,810,710
90.01-95.00        95%      609    10,778,318
95.01-100.00      100%      611    23,452,870

   FICO     WA LTV   WA FICO     BALANCE
   ----     ------   -------   ----------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480
481 - 500
501 - 520
521 - 540       73%      536    1,769,192
541 - 560       76%      551   13,630,584
561 - 580       82%      571   27,781,773
581 - 600       83%      591   66,392,452
601 - 620       80%      610   74,510,044
621 - 640       79%      630   66,596,853
641 - 660       77%      650   65,812,479
661 - 680       77%      670   49,517,591
681 - 700       78%      690   37,476,576
701 - 720       78%      709   31,338,628
721 - 740       78%      728   15,524,841
741 - 760       78%      750    9,284,563
761 - 780       79%      768    6,398,859
781 - 800       78%      790    4,723,666
801 - 820       80%      806      641,313
> 820
Unknown

     LTV       MIG%   WA FICO   BALANCE WITH MIG
     ---       ----   -------   ----------------
0.01-20.00        0%                           0
20.01-25.00       0%                           0
25.01-30.00       0%                           0
30.01-35.00       0%                           0
35.01-40.00       0%                           0
40.01-45.00       0%                           0
45.01-50.00       0%                           0
50.01-55.00       0%                           0
55.01-60.00       0%                           0
60.01-65.00       0%                           0
65.01-70.00       0%                           0
70.01-75.00       0%                           0
75.01-80.00       0%                           0
80.01-85.00       0%                           0
85.01-90.00       0%                           0
90.01-95.00       0%                           0
95.01-100.00      0%                           0

       PURPOSE         WA LTV   WA FICO     BALANCE
       -------         ------   -------   -----------
Purchase                   79%      649   359,959,534
Cash-Out/Refinancing       79%      617    98,400,101
Refinancing                79%      612    13,039,778

 OCCUPANCY   WA LTV   WA FICO     BALANCE
 ---------   ------   -------   -----------
Owner            79%      641   464,297,523
Investment       79%      680     5,972,246
2nd Home         80%      692     1,129,644

LOAN BALANCE   WA LTV   WA FICO     BALANCE
------------   ------   -------   -----------
<$200,000          80%      626   252,440,940
<$400,000          78%      653   144,157,904
<$600,000          78%      672    57,267,443
>$600,000          76%      677    17,533,126

PROPERTY TYPE   WA LTV   WA FICO     BALANCE
-------------   ------   -------   -----------
SFR                 80%      640   350,938,576
PUD                 78%      655    32,104,088
CND                 76%      676    12,156,946
2-4 Family          78%      639    76,199,804

 DOCUMENTATION TYPE    WA LTV   WA FICO     BALANCE
 ------------------    ------   -------   -----------
Full                       80%      628   322,594,459
Full-Bank Statements       78%      634    46,991,291
LIV                        77%      660     6,547,108
NIV                        78%      690    95,266,556
NINA
NAV
No Ratio
Alt

FIXED PERIOD (MONTHS)   WA LTV   WA FICO     BALANCE
---------------------   ------   -------   -----------
      Fixed Rate            82%      611   120,822,780
          3
          6
          12
          24                79%      651   116,303,472
          36                78%      652   229,706,308
          60                77%      689     4,431,879
          84                75%      621       134,974
        >=120

     DTI        WA LTV   WA FICO     BALANCE
     ---        ------   -------   -----------
0.01 - 5.00         77%      649       323,260
5.01 - 10.00        69%      619       669,388
10.01 - 15.00       79%      623     2,724,466
15.01 - 20.00       79%      631     5,912,977
20.01 - 25.00       81%      621     8,759,013
25.01 - 30.00       81%      631    15,342,075
30.01 - 35.00       81%      622    26,924,492
35.01 - 40.00       80%      635    45,878,027
40.01 - 45.00       79%      641    70,393,956
45.01 - 50.00       79%      653   133,379,569
50.01 - 55.00       78%      639   130,202,863
> 55.00             80%      643    30,889,329
Unknown

GEOGRAPHIC DISTRIBUTION   WA LTV   WA FICO     BALANCE
-----------------------   ------   -------   -----------
AK
AL                            87%      604       762,987
AR                            80%      647     2,174,496
AS
AZ                            78%      630    10,090,637
CA                            76%      668   136,236,437
CO                            79%      633    24,254,074
CT                            78%      641     2,461,218
CZ
DC
DE
FL                            77%      642    36,897,040
GA                            79%      621    15,343,664
GU
HI
IA                            86%      613     2,236,984
ID                            78%      631    14,111,921
IL                            88%      598     1,473,664
IN                            88%      628     1,588,277
KS                            83%      613     4,928,443
KY                            90%      612     6,051,256
LA
MA                            80%      634     5,052,472
MD                            81%      640     6,474,080
ME                            77%      645     1,347,535
MI                            84%      626    13,407,637
MN                            80%      641     3,423,722
MO                            82%      615     7,198,620
MS                            81%      620     1,128,556
MT                            78%      624       232,571
NC                            80%      624     9,273,652
ND
NE                            83%      616     1,502,194
NH
NJ                            81%      628     4,969,949
NM
NV                            76%      640    16,773,524
NY
OH                            86%      614    38,859,538
OK                            84%      607     2,423,598
OR                            78%      638    15,732,532
OT
PA                            87%      620     8,077,397
PR
RI                            75%      664     1,121,836
SC                            81%      611     2,431,010
SD
TN                            77%      625    11,034,491
TT
TX
UT                            77%      648     8,076,088
VA                            78%      639     4,363,188
VI
VT                            81%      671       988,961
WA                            78%      648    40,140,399
WI                            85%      609     6,581,640
WV
WY                            80%      635     2,173,130